UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 24, 2008
                                                         ----------------

                             SOMERSET HILLS BANCORP
                             ----------------------
             (Exact name of registrant as specified in its charter)

               New Jersey                 000-50055               22-3768777
               ----------                 ---------               ----------
      (State or other jurisdiction       (Commission            (IRS Employer
            of incorporation)            File Number)         Identification No

           155 Morristown Road
        Bernardsville, New Jersey                                    07924
        -------------------------                                    -----
(Address of principal executive offices)                           (Zip Code)


        Registrant's telephone number, including area code (908) 221-0100
                                                           --------------

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.         Results of Operations and Financial Condition.
                   ---------------------------------------------

The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 2.02 and shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

On October 24, 2008, the Registrant issued a press release announcing its operating results for the three and nine months ended September 30, 2008. A copy of the October 24, 2008 press release is included as Exhibit 99.1 hereto.

Item 9.01          Financial Statements and Exhibits.
                   ---------------------------------

    (c)     Exhibits.

Exhibit Number     Description
--------------     -----------

     99.1 Press Release dated October 24, 2008 with respect to the Registrant's operating results for the three and nine months ended September 30, 2008.


--------------------------------------------------------------------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Somerset Hills Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    SOMERSET HILLS BANCORP
                                                    ----------------------
                                                    (Registrant)

Dated: October 24, 2008                         By: /s/  Gerard Riker
                                                    -----------------
                                                    GERARD RIKER
                                                    Executive Vice President
                                                    and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit Number                     Description                            Page
--------------                     -----------                            ----

     99.1         Press Release dated October 24, 2008 regarding the        4
                  Registrant's operating results for the three and nine months ended September 30, 2008.